                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of September ________, 2005, by and between REIT Americas, Inc., a Maryland corporation (the "Company"), and those purchasers that have executed the signature page of this Agreement (the "Purchasers").

         This Agreement is made pursuant to the Company's Confidential Private Offering Memorandum, dated September 10, 2005 (as amended, modified or supplemented from time to time, the "Memorandum"), and pursuant to the Note and the Warrants referred to therein.

         The Company and the Purchasers hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Memorandum shall have the meanings given such terms in the Memorandum. As used in this Agreement, the following terms shall have the following meanings:

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means shares of the Company's common stock, par value $0.001 per share.

                  "EFFECTIVENESS DATE" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than one hundred eighty (180) days following the Filing Date.

                  "EFFECTIVENESS PERIOD" shall have the meaning set forth in
Section 2(a).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor statute.

                  "FILING DATE" means, the date upon which the Company files a Registration Statement with the Securities and Exchange Commission.

                  "HOLDER" or "HOLDERS" means the Purchasers or any of their affiliates or transferees to the extent any of them hold Registrable Securities.

                  "INDEMNIFIED PARTY" shall have the meaning set forth in
Section 5(c).

                  "INDEMNIFYING PARTY" shall have the meaning set forth in
Section 5(c).

                  "NOTE" means the Promissory Note of even date herewith between the parties hereto.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means the shares of Common Stock issuable upon exercise of the Warrants.

                  "REGISTRATION STATEMENT" means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor statute.

                   "TRADING MARKET" means any of the NASD OTC Bulletin Board, the NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

                   "WARRANTS" means the Common Stock Purchase Warrants issuable under the Memorandum.

         2. REGISTRATION. Subject to the Company having the Registrable Securities listed or quoted on a trading exchange (OTC Bulletin Board, Nasdaq or other such exchange), the Company will use its reasonable efforts to register the Registrable Securities through "piggyback" registration when and if the Company . All expenses of the "piggyback" registration shall be borne solely by the Company. Nothing herein shall be construed as a guarantee by the Company that any registration filed by the Company will be declared effective by the Commission nor shall anything herein be construed to require the Company to file a registration statement with the Commission within any timeframe. In the event a piggy back registration does occur, the Company will keep such registration statement filed pursuant to this paragraph, effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement, provided, however, that in no event shall the Company be required to keep the registration statement effective for a period greater than one year from the effective date of the registration (the "Effectiveness Period"). The Company shall have no obligation under this Subsection if the Registrable Securities may be sold without registration under Rule 144(k) and the Company's transfer agent has accepted an instruction from the Company to such effect.

         3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchasers copies of all filings and Commission letters of comment relating thereto;

                  (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

                  (c) furnish to the Purchasers such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchasers reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

                  (d) use its commercially reasonable efforts to register or qualify the Purchasers' Registrable Securities covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as the Purchasers may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) list the Registrable Securities covered by the Registration Statement with any Trading Market on which the Common Stock of the Company is then listed;

                  (f) immediately notify the Purchasers at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                  (g) make available for inspection by the Purchasers and any attorney, accountant or other agent retained by the Purchasers, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorneys, accountants or agents of the Purchasers.

         4. REGISTRATION EXPENSES. All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders (to the extent such counsel is required due to Company's failure to meet any of its obligations hereunder), are called "Registration Expenses". All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called "Selling Expenses" and shall be the responsibility of the Purchasers. The Company shall only be responsible for all Registration Expenses.

         5. INDEMNIFICATION.

                  (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Purchaser, and their respective officers, directors and each other person, if any, who controls each Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchasers, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchasers, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon: (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document; (ii) relate to sales of Registrable Securities by a Holder to the person asserting any such losses, claims, damages or liabilities, if such person was not sent or given a Prospectus by or on behalf of the Holder, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities or (iii) based upon the Holder's use of a Prospectus during a period when the Holder has been notified that the use of the Prospectus has been suspended.

                  (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Purchaser (subject to the provisions of Section 5(d)) will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon said Purchaser's untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of said Purchaser specifically for use in any such document, or (ii) in connection with a sale of Registrable Securities for which the Holder would not be entitled to indemnification pursuant under Section 5(a)(ii) or 5(a)(iii). Notwithstanding the provisions of this paragraph, no Purchaser shall be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by said Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

                  (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and if counsel shall have reasonably concluded that there may be reasonable defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party in either case which would prohibit such counsel from representing both parties under applicable conflicts of interest rules of professional ethics, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Neither party shall settle any proceeding for which indemnification is sought without the written consent of the other party, which shall not be unreasonably withheld.

                  (d) Notwithstanding any provision of this Agreement to the contrary, each Purchaser shall be treated individually and separately from all other Purchasers under this Section 5, and will neither (i) become the subject of any obligation under this Section 5 as a result of any action, failure to act, statement, omission, or otherwise of any other Purchaser hereunder, nor (ii) benefit from the provisions of Section 5(a) as a result of any indemnification obligation of the Company to any other Purchaser under said Section.

         6. MISCELLANEOUS.

                  (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

                  (b) COMPLIANCE. Each Holder covenants and agrees that it (i) will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and (ii) promptly furnish to the Company all information required to be disclosed in the Registration Statement and Prospectus concerning such Holder (including information in order to make the information previously furnished to the Company by such Holder not misleading) and any other information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request.

                  (c) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Section 6(c), a "Discontinuation Event" shall mean (i) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and/or (vi) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Board of Directors of the Company, makes it appropriate to suspend the availability of the Registration Statement and the related Prospectus.

                  (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (e) NOTICES. Any notice or request hereunder may be given to the Company or the Purchasers at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 6(e). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, "Courier") or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, in the case of a Courier, the next business day following timely delivery of the package with the Courier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

                  IF TO THE COMPANY:             REIT Americas, Inc.
                                                 2960 N. Swan Road, Suite 300,
                                                 Tucson, AZ 85712
                                                 Attention:   James Sellers
                                                 Facsimile:  (520 ) 326-7375

                                                 WITH A COPY TO:

                                                 Blank Rome LLP
                                                 1200 North Federal Highway
                                                 Suite 417
                                                 Boca Raton, Florida  33432
                                                 Attention:  Bruce C. Rosetto
                                                 Facsimile:  (561) 417-8186

                  IF TO A PURCHASER:             To the address set forth
                                                 under such Purchaser
                                                 name on the signature
                                                 pages hereto.


                  IF TO ANY OTHER PERSON WHO IS
                  THEN THE REGISTERED HOLDER:    To the address of such Holder
                                                 as it appears in the stock
                                                 transfer books of the Company

or such other address as may be designated in writing hereafter in accordance with this Section 6 (e) by such Person.

                  (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Except as it relates to assignments to affiliates of the Company, the Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Warrants and the Memorandum with the prior written consent of the Company, which consent shall not be unreasonably withheld. No person shall have the rights of the Holder hereunder unless they have executed a joinder to the Agreement in a form reasonably acceptable to the Company.

                  (g) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (h) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in Florida. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

                  (i) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (j) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (k) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


REIT Americas, Inc.                                    PURCHASERS:


By:                                                    By:  /S/ TOM PERNICE, JR.
   -----------------------------------------              ----------------------

                                                        Address:





                                                       By:
                                                          ----------------------

                                                        Address:




                                                       By:
                                                          ----------------------

                                                        Address:




                                                       By:
                                                          ----------------------

                                                        Address:




                                                       By:
                                                          ----------------------

                                                        Address:

                                    EXHIBIT A


                           [_______________ __, 2005]



          Re: REIT AMERICAS, INC. REGISTRATION STATEMENT ON FORM [S-1]
          ------------------------------------------------------------


Ladies and Gentlemen:


         As counsel to REIT Americas, Inc., a Maryland corporation (the "Company"), we have been requested to render our opinion to you in connection with the resale by the individuals or entities listed on Schedule A attached hereto (the "Selling Stockholders"), of an aggregate of [AMOUNT]shares (the "Shares") of the Company's Common Stock.


         A Registration Statement on Form [S-1] under the Securities Act of 1933, as amended (the "Act"), with respect to the resale of the Shares was declared effective by the Securities and Exchange Commission on [DATE]. Enclosed is the Prospectus dated [DATE]. We understand that the Shares are to be offered and sold in the manner described in the Prospectus.


         Based upon the foregoing, upon request by the Selling Stockholders at any time while the registration statement remains effective, it is our opinion that the Shares have been registered for resale under the Act and new certificates evidencing the Shares upon their transfer or re-registration by the Selling Stockholders may be issued without restrictive legend. We will advise you if the registration statement is not available or effective at any point in the future.

                                                     Very truly yours,


                                                     [COMPANY COUNSEL]

                                   SCHEDULE A

                                                                      Shares
        SELLING STOCKHOLDER                                       BEING OFFERED